Exhibit 10.5

CONSENT AND AMENDMENT TO THE CREDIT AND GUARANTY AGREEMENT

This Consent and Amendment (this “Consent and Amendment”), dated as of July 6, 2022, to the Credit and Guaranty Agreement, dated as of May 29, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Cheniere Energy Partners, L.P. (“Borrower”), MUFG Bank, Ltd., as Administrative Agent (in such capacity, the “Administrative Agent”), the Lenders party thereto from time to time (referred to herein as the “Lenders”) and each other Person party thereto from time to time. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

WHEREAS, (i) pursuant to Section 6.13(a) of the Credit Agreement, the Borrower may not cancel or terminate any Material Contract to which it is a party or consent to or accept any cancellation or termination thereof, (ii) pursuant to Section 6.13(b) the Borrower may not terminate a terminal use agreement with an Anchor Customer, (iii) Section 8.01(o) of the Credit Agreement contains an Event of Default tied to any terminal use agreement or any guarantee thereof signed with an Anchor Customer ceasing to be valid and binding or in full force and effect and (iv) Section 6.10 of the Credit Agreement limits the Subsidiary Guarantors from entering into certain transactions with Affiliates;

WHEREAS, for an agreed consideration, the Borrower and Chevron U.S.A. Inc. (“Chevron”) intend to terminate: (i) that certain LNG Terminal Use Agreement, dated as of November 8, 2004, between Chevron and Sabine Pass LNG, L.P. (“SPLNG”) (as amended, restated, supplemented or otherwise modified from time to time, the “Chevron TUA”), (ii) the Omnibus Agreement dated as of November 8, 2004 between SPLNG and Chevron (as amended, restated, supplemented or otherwise modified from time to time, the “Chevron Omnibus Agreement”) and (iii) that certain Guaranty, dated as of December 15, 2004, from Chevron Corporation, relating to the foregoing (as amended, restated, supplemented or otherwise modified from time to time, the “Chevron Credit Support” and, together with the Chevron TUA and the Chevron Omnibus Agreement, the “Chevron Agreements”), in each case, which Chevron Agreements are Material Contracts;

WHEREAS, in connection with the termination of the Chevron Agreements, Sabine Pass Tug Services, LLC (“SPTS”), a Subsidiary Guarantor, Cheniere Marketing, LLC (“Cheniere Marketing”), an Affiliate of the Borrower, Total Gas & Power North America, Inc. (“Total”) and Chevron intend to amend that certain Terminal Marine Services Agreement, dated as of April 2, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “TMSA”), by and among SPTS, Cheniere Marketing, Total and Chevron, to assign or terminate Chevron’s obligations and interests therein;

WHEREAS, the Borrower has requested that the Administrative Agent and the Requisite Lenders provide the consents as set forth herein in connection with the proposed termination of the Chevron Agreements and amendment of the TMSA; and

WHEREAS, the Administrative Agent and the Requisite Lenders are willing to provide the consents as set forth herein;

NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.     Consents. Each of the Borrower, the Administrative Agent and the Lenders party to this Consent and Amendment (constituting the Requisite Lenders) hereby agrees:

1.1    notwithstanding the provisions set forth in Sections 6.13(a) and (b) of the Credit Agreement, that the Credit Parties shall be permitted to terminate the Chevron Agreements; and

1.2    notwithstanding the provisions set forth in Section 6.10 of the Credit Agreement, that SPTS shall be permitted to amend the TMSA to either (a) assign the obligations and interests of Chevron in the TMSA to Cheniere LNG Terminals, LLC or (b) remove Chevron as a party thereto and terminate its obligations and interests thereunder; and

1.3    notwithstanding the provisions set forth in Section 8.1(o) of the Credit Agreement, no Event of Default shall be deemed to have occurred under such Section as a result of the transactions contemplated by this Consent and Amendment.

Section 2.    Amendments to Credit Agreement. Each of the Borrower, the Administrative Agent and the Lenders party to this Consent and Amendment (constituting the Requisite Lenders) hereby agrees:

2.1    The definition of “Anchor Customer” is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“Anchor Customer” means Total Gas & Power North America, Inc.~~, Chevron U.S.A., Inc.~~ and any replacements for Total Gas & Power North America, Inc. ~~or Chevron U.S.A. Inc.,~~ having (or having a guarantor with) a credit rating of not less than Baa3 by Moody’s and at least BBB- by S&P and engaged in the international Gas, petroleum or LNG business.

2.2    The definition of “SPLNG Omnibus Agreements” is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

“SPLNG Omnibus Agreements” means ~~(a)~~ the Omnibus Agreement dated as of September 2, 2004 between Total Gas & Power North America, Inc. (successor to Total LNG USA, Inc.) and SPLNG ~~and (b) the Omnibus Agreement dated as of November 8, 2004 between SPLNG and Chevron U.S.A., Inc~~.

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2.3    Item 25 in Schedule 6.10 (Certain Affiliate Transactions) to the Credit Agreement is hereby amended by deleting the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and adding the double-underlined text (indicated textually in the same manner as the following example: double-underlined text):

Terminal Marine Services Agreement, April 2, 2009, as amended by Extension of Terminal Marine Services Agreement, January 31, 2017 and Terminal Marine Services Agreement - Increase in Per Vessel Fee, January 31, 2018 and as further amended by that certain Amendment No. 2, dated as of July ___, 2022.

2.4    Item 25 in Schedule 6.10 (Certain Affiliate Transactions) to the Credit Agreement shall automatically be further amended to include reference to the amendment or termination agreement to the TMSA contemplated by Section 1.2 upon execution of such amendment or termination agreement.

Section 3.    Representations and Warranties. The Borrower hereby represents and warrants to the Lenders that:

3.1.    no Default or Event of Default has occurred and is continuing as of the date hereof or, after giving effect to this Consent and Amendment, will result from the consummation of the transactions contemplated by this Consent and Amendment; and

3.2    each of the representations and warranties of the Borrower in the Credit Agreement and the other Financing Documents is true and correct in all material respects except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects, on and as of the date hereof (or, if stated to have been made solely as of an earlier date, as of such earlier date).

Section 4.    Effectiveness. This Consent and Amendment shall become effective as of the date hereof upon the Administrative Agent receiving executed counterparts of this Consent and Amendment by each of the Borrower, the Administrative Agent and the Requisite Lenders.

Section 5.    Financing Document. This Consent and Amendment constitutes a Financing Document as such term is defined in, and for purposes of, the Credit Agreement.

Section 6.    Governing Law. THIS CONSENT AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, WITHOUT ANY REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section7.    Headings. All headings in this Consent and Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

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Section 8.    Binding Nature and Benefit. This Consent and Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.

Section 9.    Counterparts; E-Signature. This Consent and Amendment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Consent and Amendment by facsimile or portable document format (“pdf’) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Consent and Amendment and the transactions contemplated hereby (including without limitation amendments, waivers or consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the parties hereto, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 10.    No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Credit Agreement and the other Financing Documents shall continue unchanged and shall remain in full force and effect. Each consent and amendment granted herein shall apply solely to the matters set forth herein and such consent and amendment shall not be deemed or construed as a consent or amendment of any other matters, nor shall such consent or amendment apply to any other matters.

Section 11.    Direction to Administrative Agent. By their signature below, each of the Term Loan Lenders and Revolving Lenders party hereto, constituting the Requisite Lenders, hereby directs the Administrative Agent to execute this Consent and Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed by their officers thereunto duly authorized as of the day and year first above written.

CHENIERE ENERGY PARTNERS, L.P., as Borrower

By: Cheniere Energy Partners GP, LLC, its
general partner

By:	/s/ Matthew Healey
Name:	Matthew Healey
Title:	Vice President, Finance and Treasury

SIGNATURE PAGE TO CQP CREDIT AGREEMENT CONSENT AND AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender

By:	/s/ Stephen Johnson
Name:	Stephen Johnson
Title:	Managing Director

By:	/s/ Luis Ruigomez
Name:	Luis Ruigomez
Title:	Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Lender

By:	/s/ Joe Lattanzi
Name:	Joe Lattanzi
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as Lender

By:	/s/ Kwaku Ntoso
Title:	Executive Director
Name:	Kwaku Ntoso

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Citibank, N.A., as Lender

By:	/s/ Cathy Shepherd
Name:	Cathy Shepherd
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMMONWEALTH BANK OF AUSTRALIA, as Lender

By:	/s/ Scott Easey
Name:	Scott Easey
Title:	Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Credit Agricole Corporate and Investment Bank, as Lender

By:	/s/ Evan Levy
Name:	Evan Levy
Title:	Managing Director

By:	/s/ Ken Ricciardi
Name:	Ken Ricciardi
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH as Lender

By:	/s/ William O”Daly
Name:	William O’Daly
Title:	Authorized Signatory

By:	/s/ Ilan Dolgin
Name:	Ilan Dolgin
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

DBS Bank Ltd., as Lender

By:	/s/ Ronald Wong
Name:	Ronald Wong
Title:	Senior Vice Pesident

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Goldman Sachs Bank USA, as Lender

By:	/s/ Dan Martis
Name:	Dan Martis
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

[HSBC Bank USA, N.A.], as Lender

By:	/s/ Karun Chopra
Name:	Karun Chopra
Title:	No. 23341 Director, Real Assets Finance

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ING Capital LLC, as Lender

By:	/s/ Subha Pasumarti
Name:	Subha Pasumarti
Title:	Managing Director

By:	/s/ Tanja van der Woude
Name:	Tanja van der Woude
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

INTESA SANPAOLO S.P.A., NEW YORK BRANCH as Lender

By:	/s/ Nicholas A. Matacchieri
Name:	Nicholas A. Matacchieri
Title:	Managing Director

By:	/s/ Lisa Cintron
Name:	Lisa Cintron
Title:	Business Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Arina Mavilian
Name:	Arina Mavilian
Title:	Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Mizuho Bank, Ltd., as Lender

By:	/s/ Hiroe Nikaido
Name:	Hiroe Nikaido
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Morgan Stanley Bank, N.A., as Lender

By:	/s/ Rikin Pandya
Name:	Rikin Pandya
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

MUFG BANK, LTD., as Lender

By:	/s/ Saad Iqbal
Name:	Saad Iqbal
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

National Australia Bank Limited, as Lender

By:	/s/ Eli Davis
Name:	Eli Davis
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Natixis, as Lender

By:	/s/ Anthony Perna
Name:	Anthony Perna
Title:	Director

By:	/s/ John Sickler III
Name:	John Sickler III
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

ROYAL BANK OF CANADA, as Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SANTANDER BANK, N.A. as Lender

By:	/s/ Erika Wershoven
Name:	Erika Wershoven
Title:	Executive Director

By:	/s/ Sandra Zelaya
Name:	Sandra Zelaya
Title:	Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Juan Kreutz
Name:	Juan Kreutz
Title:	Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

Société Générale, as Lender

By:	/s/ Valerie Colville
Name:	Valerie Colville
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

WELLS FARGO BANK, NATIONAL ASSOCIATION as Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT